EXHIBIT 10.5

                               AMENDMENT NUMBER 2
                     TO THE PROFESSIONAL SERVICES AGREEMENT
                                     BETWEEN
                                KMC TELECOM, INC.
                                       AND
                            LUCENT TECHNOLOGIES INC.

This is Amendment No. 2 (hereinafter "Amendment") to the Professional Services Agreement by and between KMC Telcom, Inc., a Delaware corporation with offices at 1545 Route 206, Suite 300, Bedminister, New Jersey 07921 (hereinafter "Customer") and Lucent Technologies Inc., a Delaware Corporation, with offices at 283 King George Road, Warren, New Jersey 07059 (hereinafter "Lucent").

WHEREAS, Customer and Lucent have entered into a Professional Services Agreement Number LNS970602JC dated September 4, 1997, as modified and amended by Amendment Number 1, effective as of October 1, 1998 (as so amended, the "Agreement"), setting forth the terms and conditions pursuant to which Lucent agreed to provide and Customer agreed to procure certain Professional Services as such Services are described therein; and

WHEREAS, Customer and Lucent wish to make certain modifications to that Agreement as set forth herein,

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.  SCOPE OF AGREEMENT

The definition of "Customer" contained in the Professional Services Agreement is hereby amended to additionally include KMC Telecom II, Inc., a Delaware corporation, KMC Telecom Leasing I LLC, a Delaware limited liability company, KMC Telecom Leasing II LLC, a Delaware limited liability company, KMC Telecom of Virginia, Inc., a Virginia public service company, KMC Telecom III, Inc., a Delaware corporation, KMC Telecom Leasing III LLC, a Delaware limited liability company, KMC Telecom IV, Inc., a Delaware corporation, and KMC Telecom Leasing
IV LLC, a Delaware Limited liability company, it being the intent and understanding among the parties that KMC Telecom II, Inc., KMC Telecom Leasing I LLC, KMC Telecom Leasing II LLC, KMC Telecom of Virginia, Inc., KMC Telecom III, Inc., KMC Telecom Leasing III LLC, KMC Telecom IV, Inc. and KMC Telecom Leasing IV LLC be authorized to procure Services from Lucent under and pursuant to the terms and conditions of the Professional Services Agreement.

2.  TERM OF AGREEMENT

The expiration date of the Professional Services Agreement shall be extended from September 30, 2000 to September 30, 2005.

3.  ENTIRE AGREEMENT

Except as specifically modified, amended or supplemented herein, all terms and conditions of the Agreement shall remain in full force and effect. The terms and conditions contained in this Amendment and those nonconflicting terms and conditions of the Agreement and Amendment Number 1 supersede all prior oral and written understandings between the parties and shall constitute the entire agreement between the parties with respect to the subject matter herein. This Amendment shall not be modified or amended except by writing signed by an authorized representative of both parties.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representative on the date(s) indicted.


KMC TELECOM, INC.                                    KMC TELECOM LEASING LLC



By: /S/ROSCOE C. YOUNG II                            By: /S/ROSCOE C. YOUNG II
    ---------------------                                ---------------------

Name: ROSCOE C. YOUNG II                             Name: ROSCOE C. YOUNG II
      ------------------                                   ------------------

Title: PRESIDENT                                     Title: PRESIDENT
       ---------                                            ---------

Date: 9-29-00                                        Date: 9-29-00
      -------                                              -------


KMC TELECOM II, INC.                                 KMC TELECOM LEASING II LLC



By: /S/ROSCOE C. YOUNG II                            By: /S/ROSCOE C. YOUNG II
    ---------------------                                ---------------------

Name: ROSCOE C. YOUNG II                             Name: ROSCOE C. YOUNG II
      ------------------                                   ------------------

Title: PRESIDENT                                     Title: PRESIDENT
       ---------                                            ---------

Date: 9-29-00                                        Date: 9-29-00
      -------                                              -------


KMC TELECOM III, INC.                                KMC TELECOM LEASING III LLC



By: /S/ROSCOE C. YOUNG II                            By: /S/ROSCOE C. YOUNG II
    ---------------------                                ---------------------

Name: ROSCOE C. YOUNG II                             Name: ROSCOE C. YOUNG II
      ------------------                                   ------------------

Title: PRESIDENT                                     Title: PRESIDENT
       ---------                                            ---------

Date: 9-29-00                                        Date: 9-29-00
      -------                                              -------

KMC TELECOM IV, INC.                                 KMC TELECOM LEASING IV LLC



By: /S/ROSCOE C. YOUNG II                            By: /S/ROSCOE C. YOUNG II
    ---------------------                                ---------------------

Name: ROSCOE C. YOUNG II                             Name: ROSCOE C. YOUNG II
      ------------------                                   ------------------

Title: PRESIDENT                                     Title: PRESIDENT
       ---------                                            ---------

Date: 9-29-00                                        Date: 9-29-00
      -------                                              -------


KMC TELECOM OF VIRGINIA, INC.                        LUCENT TECHNOLOGIES INC.



By: /S/ROSCOE C. YOUNG II                            By:
    ---------------------                               -----------------------

Name: ROSCOE C. YOUNG II                             Name:
      ------------------                                  ---------------------

Title: PRESIDENT                                     Title:
       ---------                                           --------------------

Date: 9-29-00                                        Date:
      -------                                             ---------------------


                                       3